Exhibit 32.2

Certification

I, Anita Britt, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Perry Ellis International, Inc. (the “Company”) for the quarter ended October 30, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 8, 2010

/S/ ANITA BRITT
Name:	Anita Britt
Title:	Chief Financial Officer
(Principal Financial Officer)